Exhibit 10.2

Date:	May 24, 2006

To:	Kensey Nash Corporation (Party B)

Attn:	Wendy DiCicco

Phone:	610-594-7156

Fax:	610-331-6662
Email:	w.dicicco@kenseynash.com

From:	Citibank N.A., New York (Party A)
Confirmations Unit
333 West 34th Street, 2nd Floor
New York, NY 10001, USA

Phone:	1-212-615-8398

Fax:	1-212-615-8985

Our ref:	M062891
Your ref:

TRANSACTION

The purpose of this letter agreement (this ‘Confirmation’) is to set forth the terms and conditions of the Transaction entered into between Kensey Nash Corporation (‘Counterparty’) and Citibank N.A., New York (‘Citibank’) on the Trade Date specified below (the ‘Transaction’).

This Confirmation will supplement, form a part of, and be construed in conjunction with a standard 1992 ISDA Master Agreement (as published by the International Swaps and Derivates Association, Inc.) (“Master Agreement”), with no elections other than New York Law as the Governing Law, U.S. Dollar as the Settlement Currency and Market Quotation as the payment measure. In the event of any inconsistency between this Confirmation and the Master Agreement, this Confirmation will govern.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the ‘Definitions’) (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. References herein to a ‘Transaction’ shall be deemed to be references to a ‘Swap Transaction’ for the purposes of the Definitions.

U.S. Federal law requires Citibank to obtain, verify and record customer identification information.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	May 24, 2006

Effective Date:	May 25, 2006

Termination Date:	May 25, 2016, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer:	Counterparty

Notional Amount:	With respect to each Calculation Period, the amount set forth in Exhibit I attached hereto opposite such Calculation Period under the heading ‘Notional Amount’

Fixed Rate Payer Payment Dates:	The 25th calendar day of each month commencing June 25, 2006 through and including the Termination Date

Fixed Rate:	5.62 percent

Fixed Rate Day Count Fraction:	Actual/360

Business Days:	New York

Business Day Convention:	Modified Following

Floating Amounts

Floating Rate Payer:	Citibank

Notional Amount:	With respect to each Calculation Period, the amount set forth in Exhibit I attached hereto opposite such Calculation Period under the heading ‘Notional Amount’

Floating Rate Payer Payment Dates:	The 25th calendar day of each month commencing June 25, 2006 through and including the Termination Date

Floating Rate Option:	USD –LIBOR-BBA

Designated Maturity:	One Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The First Day of each Floating Rate Payer Calculation Period

Business Days:	New York

Business Day Convention:	Modified Following

Calculation Agent:	Citibank

3. Additional Provisions.

A. Additional Termination Event.

“Additional Termination Events” shall apply. Each of the following shall constitute an Additional Termination Event and Party B shall be the sole Affected Party with respect thereto:

(1) At any time, Citibank or any of its Affiliates, as the case may be, ceases to be a party to the Credit Agreement.

(2) At any time, Citibank or any of its Affiliates receives a notice or letter or other form of writing (whether from Citibank’s own Affiliates, Party B or Party B’s Affiliates or any other entity) indicating that a Cancellation Event has occurred or shall occur or take effect after the delivery of such notice, letter or form of writing.

(3) At any time, the obligations and liabilities of Counterparty under this Transaction fail to rank, be secured or be guaranteed, in each case,

(i)	on a pari passu basis with or equal in right or priority of payment with the obligations and liabilities of Counterparty and any of its Affiliates under the Loan Documents.

B. Additional Event of Default.

Section 5(a) is hereby amended by inserting the following paragraph at the end thereof:

“(ix) With respect to Counterparty only, at any time a default, event of default or other similar condition or event (however described) occurs with respect to Counterparty under the Credit Agreement.”

C. Credit Support Provisions.

(1)	Credit Support Documents.

(a)	In the case of Citibank, None.

(b)	In the case of Counterparty,

(1)	each of the Collateral Documents

(2)	and the Credit Support Annex.

(2)	Credit Support Providers.

(a)	In the case of Citibank, None.

(b)	In the case of Counterparty,

(i)	each party to the Collateral Documents that is an Affiliate of Counterparty.

(ii)	None.

“Credit Agreement”

Means the Secured Commercial Mortgage, dated on or about May, 2006 (as amended, supplemented, waived or otherwise modified from time to time) by and among Counterparty, (to the extent applicable) the relevant Affiliates of Counterparty, and the banks or lenders from time to time parties thereto. For clarification, said Credit Agreement shall not incorporate or reference any agreement in respect of (x) any refinancing or extension, in each case, in whatever form, of the initial credit facility evidenced by said Credit Agreement (said initial credit facility, the “Initial Credit Facility”) or (y) any substitute credit facility.

“Collateral Documents”

Means any and all Security Documents and Guarantees that secure or guarantee or purports to secure or to guarantee, as the case may be, the performance or payment of the obligations and liabilities of the Counterparty under this Confirmation or in respect of this Transaction.

“Loan Documents”

Means the collective reference to the Credit Agreement, the Guarantees, the Security Documents, and any other document or instrument executed and delivered by Counterparty and/or any of its Affiliates in respect of the Initial Credit Facility.

“Security Documents”

Means any and all pledge and/or security agreements and any other document executed and delivered at any time in respect of the granting of any lien (however described) on any property or asset of Counterparty and/or any of its Affiliates to secure the performance or payment of the obligations and liabilities of each of Counterparty and its Affiliates under the Credit Agreement and the Guarantees.

4. Account Details

Payments to Citibank in USD:	CITIBANK N.A. NEW YORK BIC: CITIUS33 ACCOUNT NO 00167679 ACCOUNT NAME: FINANCIAL FUTURES

Payments to Counterparty:	Please provide to expedite payment

If you have any questions regarding this letter agreement, please contact the Swap Operations Department at the telephone numbers or the facsimile numbers indicated on this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

Citibank N.A., New York

By:	/s/ FRANK A. LICCIARDELLD
Frank A. Licciardelld Authorised Signatroy

Accepted and confirmed as of the Trade Date:

Kensey Nash Corporation

By:
Authorized Signatory

EXHIBIT I-AMORTIZATION SCHEDULE

Our Reference: M062891

Calculation Period* From and including	To but excluding	USD Notional Amount
5/25/2006	6/26/2006	8,000,000.00
6/26/2006	7/25/2006	8,000,000.00
7/25/2006	8/25/2006	8,000,000.00
8/25/2006	9/25/2006	8,000,000.00
9/25/2006	10/25/2006	8,000,000.00
10/25/2006	11/27/2006	8,000,000.00
11/27/2006	12/26/2006	8,000,000.00
12/26/2006	1/25/2007	8,000,000.00
1/25/2007	2/26/2007	8,000,000.00
2/26/2007	3/26/2007	8,000,000.00
3/26/2007	4/25/2007	8,000,000.00
4/25/2007	5/25/2007	8,000,000.00
5/25/2007	6/25/2007	8,000,000.00
6/25/2007	7/25/2007	8,000,000.00
7/25/2007	8/27/2007	8,000,000.00
8/27/2007	9/25/2007	8,000,000.00
9/25/2007	10/25/2007	8,000,000.00
10/25/2007	11/26/2007	8,000,000.00
11/26/2007	12/26/2007	35,000,000.00
12/26/2007	1/25/2008	34,883,333.33
1/25/2008	2/25/2008	34,766,666.66
2/25/2008	3/25/2008	34,649,999.99
3/25/2008	4/25/2008	34,533,333.32
4/25/2008	5/27/2008	34,416,666.65
5/27/2008	6/25/2008	34,299,999.98
6/25/2008	7/25/2008	34,183,333.31
7/25/2008	8/25/2008	34,066,666.64
8/25/2008	9/25/2008	33,949,999.97
9/25/2008	10/27/2008	33,833,333.30
10/27/2008	11/25/2008	33,716,666.63
11/25/2008	12/26/2008	33,599,999.96
12/26/2008	1/26/2009	33,483,333.29
1/26/2009	2/25/2009	33,366,666.62
2/25/2009	3/25/2009	33,249,999.95
3/25/2009	4/27/2009	33,133,333.28
4/27/2009	5/26/2009	33,016,666.61
5/26/2009	6/25/2009	32,899,999.94
6/25/2009	7/27/2009	32,783,333.27
7/27/2009	8/25/2009	32,666,666.60
8/25/2009	9/25/2009	32,549,999.93
9/25/2009	10/26/2009	32,433,333.26
10/26/2009	11/25/2009	32,316,666.59
11/25/2009	12/28/2009	32,199,999.92

12/28/2009	1/25/2010	32,083,333.25
1/25/2010	2/25/2010	31,966,666.58
2/25/2010	3/25/2010	31,849,999.91
3/25/2010	4/26/2010	31,733,333.24
4/26/2010	5/25/2010	31,616,666.57
5/25/2010	6/25/2010	31,499,999.90
6/25/2010	7/26/2010	31,383,333.23
7/26/2010	8/25/2010	31,266,666.56
8/25/2010	9/27/2010	31,149,999.89
9/27/2010	10/25/2010	31,033,333.22
10/25/2010	11/26/2010	30,916,666.55
11/26/2010	12/27/2010	30,799,999.88
12/27/2010	1/25/2011	30,683,333.21
1/25/2011	2/25/2011	30,566,666.54
2/25/2011	3/25/2011	30,449,999.87
3/25/2011	4/25/2011	30,333,333.20
4/25/2011	5/25/2011	30,216,666.53
5/25/2011	6/27/2011	30,099,999.86
6/27/2011	7/25/2011	29,983,333.19
7/25/2011	8/25/2011	29,866,666.52
8/25/2011	9/26/2011	29,749,999.85
9/26/2011	10/25/2011	29,633,333.18
10/25/2011	11/25/2011	29,516,666.51
11/25/2011	12/27/2011	29,399,999.84
12/27/2011	1/25/2012	29,283,333.17
1/25/2012	2/27/2012	29,166,666.50
2/27/2012	3/26/2012	29,049,999.83
3/26/2012	4/25/2012	28,933,333.16
4/25/2012	5/25/2012	28,816,666.49
5/25/2012	6/25/2012	28,699,999.82
6/25/2012	7/25/2012	28,583,333.15
7/25/2012	8/27/2012	28,466,666.48
8/27/2012	9/25/2012	28,349,999.81
9/25/2012	10/25/2012	28,233,333.14
10/25/2012	11/26/2012	28,116,666.47
11/26/2012	12/26/2012	27,999,999.80
12/26/2012	1/25/2013	27,883,333.13
1/25/2013	2/25/2013	27,766,666.46
2/25/2013	3/25/2013	27,649,999.79
3/25/2013	4/25/2013	27,533,333.12
4/25/2013	5/28/2013	27,416,666.45
5/28/2013	6/25/2013	27,299,999.78
6/25/2013	7/25/2013	27,183,333.11
7/25/2013	8/26/2013	27,066,666.44
8/26/2013	9/25/2013	26,949,999.77
9/25/2013	10/25/2013	26,833,333.10
10/25/2013	11/25/2013	26,716,666.43
11/25/2013	12/26/2013	26,599,999.76
12/26/2013	1/27/2014	26,483,333.09
1/27/2014	2/25/2014	26,366,666.42

2/25/2014	3/25/2014	26,249,999.75
3/25/2014	4/25/2014	26,133,333.08
4/25/2014	5/27/2014	26,016,666.41
5/27/2014	6/25/2014	25,899,999.74
6/25/2014	7/25/2014	25,783,333.07
7/25/2014	8/25/2014	25,666,666.40
8/25/2014	9/25/2014	25,549,999.73
9/25/2014	10/27/2014	25,433,333.06
10/27/2014	11/25/2014	25,316,666.39
11/25/2014	12/26/2014	25,199,999.72
12/26/2014	1/26/2015	25,083,333.05
1/26/2015	2/25/2015	24,966,666.38
2/25/2015	3/25/2015	24,849,999.71
3/25/2015	4/27/2015	24,733,333.04
4/27/2015	5/26/2015	24,616,666.37
5/26/2015	6/25/2015	24,499,999.70
6/25/2015	7/27/2015	24,383,333.03
7/27/2015	8/25/2015	24,266,666.36
8/25/2015	9/25/2015	24,149,999.69
9/25/2015	10/26/2015	24,033,333.02
10/26/2015	11/25/2015	23,916,666.35
11/25/2015	12/28/2015	23,799,999.68
12/28/2015	1/25/2016	23,683,333.01
1/25/2016	2/25/2016	23,566,666.34
2/25/2016	3/25/2016	23,449,999.67
3/25/2016	4/25/2016	23,333,333.00
4/25/2016	5/25/2016	23,216,666.33